UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of report (Date of earliest event reported):
                                  July 14, 2005


                        TRUMP ENTERTAINMENT RESORTS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         1-13794                                          13-3818402
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


1000 Boardwalk at Virginia Avenue
Atlantic City, New Jersey                                           08401
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


                                  609-449-6515
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


                    TRUMP ENTERTAINMENT RESORTS HOLDINGS, LP
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        33-90786                                          13-3818407
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


1000 Boardwalk at Virginia Avenue
Atlantic City, New Jersey                                           08401
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


                                  609-449-6515
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                    TRUMP ENTERTAINMENT RESORTS FUNDING, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       33-90786-1                                         13-3818405
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


1000 Boardwalk at Virginia Avenue
Atlantic City, New Jersey                                           08401
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


                                  609-449-6515
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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
ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 19, 2005, Trump Entertainment Resorts, Inc., a Delaware corporation ("TER"), and Trump Entertainment Resorts Holdings, L.P., a Delaware limited partnership ("TER Holdings," and together with TER, the "Company"), entered into an employment agreement with Mark Juliano (the "Juliano Employment Agreement"). A description of the material terms of the Juliano Employment Agreement is included in Item 5.02 of this Current Report on Form 8-K and is incorporated by reference into this Item 1.01. In addition, the Juliano Employment Agreement, which is included as Exhibit 10.1 hereto, is incorporated by reference into this Item 1.01.

ITEM 1.02         TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         On July 14, 2005, Mark A. Brown resigned, effective July 31, 2005, from his positions as (i) President and Chief Executive Officer of the Company's Casino Operations Group, (ii) President and Chief Executive Officer of Trump Plaza Associates, LLC, Trump Taj Mahal Associates, LLC, Trump Marina Associates, LLC and Trump Indiana, Inc. (collectively, the "Trump Entities") and (iii) Chief Operating Officer of Trump Taj Mahal Associates, LLC.

         In connection with Mr. Brown's resignation, the employment agreement, dated March 16, 1998, as amended (the "Brown Employment Agreement") between Mr. Brown and the Trump Entities will be terminated effective as of July 31, 2005.

         The Brown Employment Agreement had been scheduled to expire on December 31, 2006 (the "Termination Date"). The Company intends to fulfill its financial obligations through the Termination Date.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

James B. Perry

         Effective July 19, 2005, James B. Perry, the Company's Chief Executive Officer and Director of TER's Board of Directors (the "Board"), was appointed as President of the Company.

Mark Juliano

         Effective as of August 8, 2005 (the "Effective Date"), Mark Juliano will become the Chief Operating Officer of the Company pursuant to the Juliano Employment Agreement. Mr. Juliano, age 50, served as President of Boardwalk Regency Corporation d/b/a Caesars Atlantic City from 1994 to 1999. From March 1999 to October 2001, Mr. Juliano served as President of Mirage Atlantic City Corporation. From October 2001 to February 2003, Mr. Juliano served as Chairman of the Board of Directors of Atlantic City Convention and Visitors Authority. Since February 2003, Mr. Juliano has been President of Desert Palace, Inc. d/b/a Caesars Palace.

         Under the Juliano Employment Agreement, Mr. Juliano will receive an annual base salary of at least $775,000 (the "Annual Base Salary"). Mr. Juliano will also receive a bonus for fiscal year 2005 of $300,000 to be paid within 15 days of the Effective Date. Commencing in fiscal year 2006, Mr. Juliano will be eligible to receive a cash performance bonus (the "Performance Bonus"). The Performance Bonus will be based on the achievement of performance targets set by the Compensation Committee of the Board. The Performance Bonus will be at least 60% of Mr. Juliano's Annual Base Salary if he meets the minimum performance targets (the "Target Bonus") and a maximum of up to 100% of Mr. Juliano's Annual Base Salary for exceptional performance.

         Mr. Juliano is eligible to participate in the Company's Long Term Compensation Plan(s), as established by the Board or its Compensation Committee from time to time. In addition, immediately upon establishment of an equity compensation plan, Mr. Juliano will receive (i) an initial grant of 90,000 restricted shares of the Company's common stock, with all restrictions lapsing in one-third increments on each of July 31, 2006, 2007 and 2008, and (ii) an initial stock option grant of 300,000 shares, with an exercise price equal to the fair market value of the shares on the date of execution of the Juliano Employment Agreement, vesting in one-third increments on each of July 31, 2008, 2009 and 2010. All awards are subject to the requirement that Mr. Juliano be employed by the Company on each vesting date. If an equity compensation plan is not established by any of the vesting dates specified above, Mr. Juliano is entitled to receive an alternative cash award within 15 days of any vesting date in an amount equal to the then value of each restricted share that would have vested, plus the then fair market value of one share of common stock of the Company less the fair market value of one share of Common Stock of the Company on the date of execution of the Juliano Employment Agreement for each option vested.

         If Mr. Juliano's employment is terminated by the Company "Without Cause" (as defined in the Juliano Employment Agreement) or by Mr. Juliano with "Good Reason" (as defined in the Juliano Employment Agreement), Mr. Juliano will be entitled to (i) receive over a period of fifty-two (52) weeks, payment of (A) Salary Continuation, plus paid time off earned and unused through the Separation Date (as defined in the Juliano Employment Agreement) and (B) a pro rata bonus for the then current year based on performance of the Company, paid in the following year when bonuses are normally distributed, (ii) health and dental participation, but not eligibility for the Company's Long Term Disability Plan, if any, (iii) at the Company's expense, executive outplacement services being provided at that time to terminated executives at his grade level, (iv) exercise, for a period of one year, all vested option grants (and those that become vested) during the Salary Continuation Period (as defined in the Juliano Employment Agreement) and (v) the receipt of a release from the Company. The foregoing payments are all subject to Mr. Juliano executing a Release (as defined in the Juliano Employment Agreement).

         If Mr. Juliano is terminated following a Change of Control (as defined in the Juliano Employment Agreement), Mr. Juliano will receive, subject to his execution of release, a lump sum payment in cash within thirty (30) days of the Separation Date (as defined in the Juliano Employment Agreement), equal to two
(2) times the sum of Mr. Juliano's Annual Base Salary and the Target Bonus. In addition, if Mr. Juliano is terminated following a Change of Control, all equity stock awards will immediately vest.

Scott C. Butera

         On July 19, 2005, Scott C. Butera was appointed as Chief Strategic Officer of the Company and terminated his positions as the Company's President and Chief Operating Officer.

Mark A. Brown

         On July 14, 2005, Mark A. Brown resigned, effective July 31, 2005, from his positions as (i) President and Chief Executive Officer of the Company's Casino Operations Group, (ii) President and Chief Executive Officer of Trump Entities and (iii) Chief Operating Officer of Trump Taj Mahal Associates, LLC.

ITEM 7.01         REGULATION FD DISCLOSURE.

         The information set forth under this Item 7.01, "Regulation FD Disclosure," including Exhibit 99.1 attached hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. Attached as Exhibit 99.1 hereto is a press release issued by TER on July 19, 2005.

ITEM 9.01         FINANCIAL STATEMENT AND EXHIBITS.

(c) Exhibits.

         10.1 Employment Agreement, dated July 19, 2005, between Trump Entertainment Resorts, Inc. and Trump Entertainment Resorts Holdings, L.P. and Mark Juliano

         99.1     Press Release, dated July 19, 2005








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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TRUMP ENTERTAINMENT RESORTS, INC.

                              By:    /s/ John P. Burke
                                     -----------------------------------------
                              Name:  John P. Burke
                              Title: Executive Vice President and Treasurer


Date: July 20, 2005


                              TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.

                              By:    /s/ John P. Burke
                                     -----------------------------------------
                              Name:  John P. Burke
                              Title: Executive Vice President and Treasurer


Date: July 20, 2005


                              TRUMP ENTERTAINMENT RESORTS FUNDING, INC.


                              By:    /s/ John P. Burke
                                     -----------------------------------------
                              Name:  John P. Burke
                              Title: Executive Vice President and Treasurer

Date: July 20, 2005




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
                                  EXHIBIT INDEX

No.      Description
---      -----------

10.1 Employment Agreement, dated July 19, 2005, between Trump Entertainment Resorts, Inc. and Trump Entertainment Resorts Holdings, L.P. and Mark Juliano

99.1     Press Release, dated July 19, 2005























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